Cover Page                                                                497(e)
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SUPPLEMENT DATED FEBRUARY 9, 2001 TO THE CURRENT PROSPECTUSES FOR THE:

     o   EQUITABLE VARIABLE ANNUITY PROSPECTUSES
     o   EQUITABLE VARIABLE LIFE PROSPECTUSES
     o   EQ ADVISORS TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
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We are asking the Securities and Exchange Commission ("SEC") to approve the substitution of securities issued by the EQ Advisors Trust's ("Trust") EQ/Balanced Portfolio ("Substituted Portfolio") for securities issued by four other portfolios of the Trust, the Alliance Conservative Investors Portfolio, the Mercury World Strategy Portfolio, the EQ/Evergreen Foundation Portfolio and the EQ/Putnam Balanced Portfolio (collectively, "Removed Portfolios") currently available under the variable investment options (the "Substitution"). The Substituted Portfolio will have similar investment objectives, investment strategies, and anticipated risks to those of the Removed Portfolios. The assets of the Removed Portfolios would be transferred to the Substituted Portfolio and will be available under a corresponding variable investment option.

We believe that this Substitution will be in your best interest because the Substituted Portfolio is similar to the Removed Portfolios and has a lower expense ratio than the expense ratio of any of the Removed Portfolios. Equitable will continue to be the manager of the Substituted Portfolio, just as it currently is the manager of the Removed Portfolios. Alliance Capital Management, L.P. and Capital Guardian Trust Company will continue to provide the day-to-day advisory services to discrete portions of the Substituted Portfolio, and Prudential Investments Fund Management, LLC and Jennison Associates, LLC will jointly continue to provide the day-to-day advisory services to the other discrete portion of the Substituted Portfolio.

You should note that:

     o No action is required on your part. You will not need to vote a proxy, file a new election or take any other action if the SEC approves the Substitution.
     o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.
     o We will bear all expenses directly relating to the Substitution transaction.
     o The management fees for the Substituted Portfolio will be same as or lower than those for the Removed Portfolios, while the total expense ratio of the Substituted Portfolio is expected to be lower than those of the Removed Portfolios.
     o On the effective date of the Substitution transaction, your account value will be the same as before the transaction.
     o   The Substitution will have no tax consequences for you.

Subject to SEC approval, we expect the Substitution to be completed in the spring of 2001. It will affect everyone who has amounts invested in any of the Removed Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

    Please write to The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                for a copy of the
      Trust Prospectus or an Equitable Variable Annuity or Life Prospectus